UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2022

NortonLifeLock Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)	77-0181864 (I.R.S. Employer Identification Number)

60 E. Rio Salado Parkway,      Suite 1000,

Tempe,    Arizona     85281

(Address of principal executive offices and zip code)

(650) 527-8000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On May 4, 2022, the Superior Court for the State of California, County of Santa Clara, issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims brought in Iron Workers Mid-South Pension Fund v. Bennett et al., Case No. 2013-1-CV-244718 (April 16, 2013), which were asserted derivatively on behalf of NortonLifeLock Inc. (the “Company”) against the named individual defendants. The Preliminary Order set a final settlement approval hearing for July 7, 2022.

As approved in the Preliminary Order, the Company is filing the Amended Stipulation of Settlement and Amended Notice of Pendency and Proposed Settlement of Shareholder Derivative (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. Pursuant to the Notice, the Company agreed to pay the plaintiff’s attorneys’ fees and expenses of $450,000 and to make certain changes to the Company’s corporate governance practices and policies.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and will not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit Title or Description
99.1	Amended Stipulation of Settlement, dated April 14, 2022.
99.2	Amended Notice of Pendency and Proposed Settlement of Shareholder Derivative Action
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of May 2022.

NortonLifeLock Inc.

By:	/s/ Bryan S. Ko
Bryan S. Ko
Chief Legal Officer and Corporate Secretary